INVESTOR PRESENTATION February 10, 2016 Exhibit 99.2

Safe Harbor
Forward-Looking
Statements.
This
presentation
contains
"forward-looking
statements"
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
statements
are
not
guarantees
of
future
performance.
These
forward-looking
statements
are
based
on
management’s
expectations
as
of
February
10,
2016
and
assumptions
which
are
inherently
subject
to
uncertainties,
risks
and
changes
in
circumstances
that
are
difficult
to
predict.
The
use
of
words
such
as
"intends"
and
“expects,”
among
others,
generally
identifies
forward-looking
statements.
However,
these
words
are
not
the
exclusive
means
of
identifying
such
statements.
In
addition,
any
statements
that
refer
to
expectations,
projections
or
other
characterizations
of
future
events
or
circumstances
are
forward-looking
statements
and
may
include
statements
relating
to
future
revenues,
expenses,
margins,
profitability,
net
income
/
(loss),
earnings
per
share
and
other
measures
of
results
of
operations
and
the
prospects
for
future
growth
of
Expedia,
Inc.’s
business.
Actual
results
and
the
timing
and
outcome
of
events
may
differ
materially
from
those
expressed
or
implied
in
the
forward-looking
statements
for
a
variety
of
reasons,
including,
among
others:
an
increasingly
competitive
global
environment;
modifications
to
our
current
business
models
and
practices
or
our
adoption
of
new
business
models
or
practices
in
order
to
compete;
changes
in
search
engine
algorithms
and
dynamics
or
other
traffic-generating
arrangements;
our
failure
to
maintain
and
expand
our
relationships
and
contractual
agreements
with
travel
suppliers
or
travel
distribution
partners;
our
failure
to
maintain
and
expand
our
brand
awareness
or
increased
costs
to
do
so;
our
failure
to
adapt
to
technological
developments
or
industry
trends;
risks
related
to
our
acquisitions,
investments
or
significant
commercial
arrangements;
risks
relating
to
our
operations
in
international
markets;
our
failure
to
comply
with
current
laws,
rules
and
regulations,
or
changes
to
such
laws,
rules
and
regulations;
adverse
application
of
existing
tax
or
unclaimed
property
laws,
rules
or
regulations
are
subject
to
interpretation
by
taxing
authorities;
unfavorable
amendment
to
existing
tax
laws,
rules
or
regulations
or
enactment
of
new
unfavorable
laws,
rules
or
regulations;
adverse
outcomes
in
legal
proceedings
to
which
we
are
a
party;
declines
or
disruptions
in
the
travel
industry;
risks
related
to
payments
and
fraud;
fluctuations
in
foreign
exchange
rates;
volatility
in
our
stock
price;
liquidity
constraints
or
our
inability
to
access
the
capital
markets
when
necessary
or
desirable;
interruption,
security
breaches
and
lack
of
redundancy
in
our
information
systems;
our
failure
to
comply
with
governmental
regulation
and
other
legal
obligations
related
to
our
processing,
storage,
use,
disclosure
and
protection
of
personal
information,
payment
card
information
and
other
consumer
data;
our
failure
to
retain
or
motivate
key
personnel
or
hire,
retain
and
motivate
qualified
personnel,
including
senior
management;
changes
in
control
of
the
Company;
management
and
director
conflicts
of
interest;
risks
related
to
actions
taken
by
our
business
partners
and
third
party
service
providers,
including
failure
to
comply
with
our
requirements
or
standards
or
the
requirements
or
standards
of
governmental
authorities,
or
any
cessation
of
their
operations;
risks
related
to
the
failure
of
counterparties
to
perform
on
financial
obligations;
risks
related
to
our
long-term
indebtedness,
including
our
failure
to
effectively
operate
our
businesses
due
to
restrictive
covenants
in
the
agreements
governing
our
indebtedness;
our
failure
to
protect
our
intellectual
property
and
proprietary
information
from
copying
or
use
by
others,
including
potential
competitors;
and
other
risks
detailed
in
Expedia,
Inc.’s
public
filings
with
the
SEC,
including
our
annual
report
on
Form
10-K
for
the
year
ended
December
31,
2015.
Except
as
required
by
law,
we
undertake
no
obligation
to
update
any
forward-looking
or
other
statements
in
this
presentation,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
Non-GAAP
Measures.
Reconciliations
to
GAAP
measures
of
non-GAAP
measures
included
in
this
presentation
are
included
in
the
Appendix.
These
measures
are
intended
to
supplement,
not
substitute
for,
GAAP
comparable
measures.
Investors
are
urged
to
consider
carefully
the
comparable
GAAP
measures
and
reconciliations.
Industry
/
Market
Data.
Industry
and
market
data
used
in
this
presentation
have
been
obtained
from
industry
publications
and
sources
as
well
as
from
research
reports
prepared
for
other
purposes.
We
have
not
independently
verified
the
data
obtained
from
these
sources
and
cannot
assure
you
of
the
data’s
accuracy
or
completeness.
Trademarks
&
Logos.
Trademarks
and
logos
are
the
property
of
their
respective
owners.
©
2016
Expedia,
Inc.
All
rights
reserved.
CST:
2029030-50
July 2014

Important Note
In
May
2015,
Expedia
sold
its
62.4%
equity
stake
in
eLong
for
approximately
$671
million
to
several
purchasers
including
Ctrip.
Expedia
and
Ctrip
also
reached
agreement
on
cooperation
for
certain
travel
products
in
specified
geographic
markets.
Unless
otherwise
noted,
due
to
Expedia’s
sale
of
its
eLong
stake,
all
discussion
in
these
slides
refers
to
results
for
Expedia,
Inc.
excluding
eLong.
July 2014

Investment Highlights
A Leading Global Player in ~$1.4 Trillion
1
Travel
Market
Significant Growth Opportunities Across Geographies
Consistently Strong Financial Execution
Technology Platform Innovation Driving Higher Conversion
Success in Growing Mobile Channels
A Growth
Company
High Growth Advertising & Media Business
Rapid Expansion in Highly Fragmented Lodging Industry
Supported by Multi-Product Offering
Solid Track Record of Disciplined Capital Allocation
1
Travel market size estimates based on Phocuswright data for full year 2016.

expedia inc.

VOLUME AND GLOBAL REACH
expedia inc.
MULTI-CHANNEL, MULTI-PLATFORM GLOBAL MARKETPLACE

One of the Largest Travel
Companies in the World
Depth and
Breadth of
SUPPLY
~269,000 Hotels &
1.2 Million
Vacation Rentals
In 200+ Countries
400+ Airlines
7.1 Million
Packages
Mutually
Beneficial
Supply
Agreements
Value to
Travelers
Scale Enables
Virtuous Circle
Diverse Demand:
Geography AND Travel Type
8.6 Billion+
Flight Searches
Travelers in
~75 Countries
Corporate and
Leisure Travel;
Online and Offline
Volume and
Diversity of
Global Travel
DEMAND

expedia inc.

Expedia
Orbitz Worldwide
travelocity
Hotels.com
The Obvious Choice
Expedia Affiliate Network

CarRentals.com
hotwire
venere
Expedia Local Expert
Expedia CruiseShipCenters
Classic Vacations
wotif group

trivago

EGENCIA
BUSINESS TRAVEL · EXPEDIA, INC.

HomeAway

Established Brands with Global Reach
Brand Recognition in
EVERY Established Market
Solid Foothold in Emerging Markets
Presence in
65 Countries
Sites in
55 Countries
1.2M Vacation Properties across
190 Countries
A Leading Hotel
Metasearch Company
A Leader in Global
Corporate Travel
A Leader in
Alternative Lodging
Dynamic
portfolio
of
travel
brands
with
more
than
200
sites
in
over
60
countries
featuring
the
world’s
broadest
supply
portfolio
including
269,000 properties in 200 countries, 400 airlines, packages, rental cars, cruises and destination services and activities

Diversifying Revenue Mix Reduces Risk
and Positions the Business for Growth
2005
Revenue
1
2015
Revenue
1
2005 Geography excludes eLong; Product includes eLong
GEOGRAPHY
International
21%
Domestic
79%
International
44%
Domestic
56%
Ad & Media
2%
Car, Cruise &
Other
13%
Ad & Media
9%
PRODUCT
Hotels
63%
Hotels
69%
Car, Cruise &
Other
14%
Air
8%
Air
22%

Expedia
4%
Other
Expedia
5%
Other
Expedia
17%
Other
Expedia
5%
Other
ONLINE
TRAVEL
SEGMENT
56%
25%
47%
35%
45% of Total
Travel Market
Global Leader and Significant
Headroom for Further Growth
Sources:  Phocuswright estimates and Expedia data; travel market size estimates based on Phocuswright data for full year 2016.
Note: Expedia’s share of travel market defined as gross bookings during FY15. Beginning in Q4 2014, total travel market definition was expanded to include Canada, Eastern Europe and Middle East.
Expedia Share:
UNITED
STATES
+   .
CANADA
LATIN
AMERICA
EMEA
Expedia
10%
Other
2016 TOTAL
TRAVEL
MARKET
Other
Expedia
1%
Expedia
2%
Expedia
1%
Other
Other
$388B
$99B
$492B
$393B
Total Travel
Market ~$1.4T
ASIA
PACIFIC

expedia inc.
HomeAway
expedia inc.
HomeAway
tripadvisor
Booking.com

Expedia
Already Has Scale in Hotels…
Leading Position in Attractive
Lodging Market
… And HomeAway Adds Significantly
More Lodging Alternatives
1
Other includes Car, Advertising, Destination Services, Insurance, Cruise, Agency Packages, and Other.
2
Sources: Smith Travel Research and Expedia data.
3
Hotel data for TripAdvisor and Booking.com obtained from respective company websites.  TripAdvisor and Booking.com numbers include 740,000 and 393,000 vacation rental properties, respectively.
4
Total assumes no overlap between HomeAway and Expedia properties.
4
Hotels
69%
$6.6B
2015 Revenues
~269k Hotels in
200+ Countries
~Only 8% Share
of Rooms Booked
in
the
US
Number
of
Hotels
/
Lodging
Alternatives
1,690,000
Air
Other
1,508,000
1,239,000
269,000
855,000
1
2
3

Expedia
Hotels.com
Expedia Affiliate Network
EGENCIA

Have Completed Significant Technology
Investments That Fortify the Business
CUSTOMIZED
Front-End
Technology
for
Rapid
Innovation
and
Powerful
Analytics
…
Improving
Conversion
CENTRALIZED Transactional Infrastructure:
Financials
/
Order
Management
/
Inventory
Management
CENTRALIZED Customer Operations Technology

expedia inc.

Expedia

Expedia PartnerCentral
2,620,074
7,680
738
11.79%

Opening Up Significant Opportunities in Travel
Industry Leading Mobile Initiatives Drive Traffic
and Revenue
…Expedia, Inc. Leads the Way
The World Is
Changing …
PC-Connected
Users
24 x 7
Mobile Users
Over 40%
of Traffic Arrives
Via Mobile
2
More than
One in Four
Room Nights
1
Booked on a
Mobile Device
•
Hotels.com recognized as the 2015 Travel Weekly
Silver Magellan Award Winner in the Online Travel
Services App category
•
Hotwire included in the Top 10 Best Car Rental
Apps for Android
•
Hotwire included in the Best Apps for Booking
Travel by CNET
•
Hotwire ranked as one of the “Best Travel Apps of
2015” by PCMag
1
Based on global mobile bookings in Q4 2015.
Based on Brand Expedia, Hotels.com, Travelocity and Orbitz mobile traffic in Q4 2015.
Expedia PartnerCentral App for Hoteliers
Helping hoteliers
manage their
Expedia business
and  solve
everyday
problems via
Apple and Android
mobile devices
2
Mobile Accolades

Significant Acceleration in the
Advertising and Media Business
ADVERTISING & MEDIA REVENUE
$ Millions
’12-’15 CAGR : 65.8%
’12-’15 CAGR : 65.8%
Note: Reported numbers are net of any intercompany revenue
1
Controlling interest in trivago GmbH (”trivago”) acquired in March 2013
#1 hotel metasearch in Europe
12
$124
$310
1
$469
$564
2012
2013
2014
2015

$33
$38
$48
$60
2012
2013
2014
2015
’12-’15 CAGR: 22.2%
$804
$891
$1,051
$1,165
2012
2013
2014
2015
Consistent Financial Execution
ADJUSTED EBITDA
ROOM NIGHTS
$ Millions
103
120
150
203
2012
2013
2014
2015
REVENUE
$ Billions
$3.9
$4.6
$5.6
$6.6
2012
2013
2014
2015
1
Non-GAAP measure. See Appendix A for Non-GAAP to GAAP Reconciliation
’12-’15 CAGR: 19.2%
’12-’15 CAGR: 13.2%
’12-’15 CAGR: 25.3%
Millions
GROSS BOOKINGS
$ Billions
1
1

expedia inc.

travelocity

ORBITZ

HomeAway

tripadvisor

trivago

wotif group

AirAsia Expedia

VIA EGENCIA

BUSINESS TRAVEL · EXPEDIA, INC.

decolar.com

autoescape Group

艺龙 eLong

Solid
Track
Record
of
Disciplined
Capital
Allocation
FREE CASH FLOW
1
$495
$469
$618
$1,001
$455
$1,039
$581
2009
2010
2011
2012
2013
2014
2015
1
Non-GAAP
measure,
including
eLong.
See
Appendix
for
Non-GAAP
to
GAAP
Reconciliation.
2
Expedia
acquired
an
additional
25%
equity
interest
in
the
former
joint
venture
in
March
2015.
3
On May 22, Expedia sold its 62.4% ownership in eLong to a group of purchasers based in China
$ Millions
’09-’15 CAGR: 3%
SHARE REPURCHASES
AND DIVIDENDS
KEY TRANSACTIONS
$489
$283
$397
$515
$537
$45
$79
$77
$130
$76
$85
$108
$0
$100
$200
$300
$400
$500
$600
2010
2011
2012
2013
2014
2015
Share Repurchases
Dividends
$ in Millions
2
3
2011       |
2012          |
2013            |
2014           |
2015

Orbitz and HomeAway Impact
to Adjusted EBITDA
Q4 2015
$ millions
FY
2015
$ millions
Q4 2015 Y/Y
Growth
FY 2015 Y/Y
Growth
Expedia (excluding
eLong) Adjusted
EBITDA*
280
1,165
1%
11%
Total impact from Orbitz Worldwide
(including deal & integration costs)
2
(25)
n/a
n/a
Total impact from HomeAway
(including deal & integration costs)
(14)
(14)
n/a
n/a
Expedia
Adjusted EBITDA (excluding
eLong, Orbitz Worldwide and
HomeAway)*
292
1,204
6%
15%
•
2016 Guidance:
•
Full Year 2016 Expedia (excluding eLong) Adjusted EBITDA y/y growth of 35% to 45%.
•
We expect a full year Adjusted EBITDA contribution from Orbitz Worldwide and HomeAway combined of $275 million to $325 million.
•
In terms of the shape of the year, we are not expecting any adjusted EBITDA dollar growth in the first half, with particular pressure on Q1.
*
Non-GAAP measure. See Appendix A for Non-GAAP to GAAP Reconciliation.

Investment Highlights
A Leading Global Player in ~$1.4 Trillion Travel
Market
Significant Growth Opportunities Across Geographies
Consistently Strong Financial Execution
Technology Platform Innovation Driving Higher Conversion
Success in Growing Mobile Channels
A Growth
Company
High Growth Advertising & Media Business
Rapid Expansion in Highly Fragmented Lodging Industry
Supported by Multi-Product Offering
Solid Track Record of Disciplined Capital Allocation

17 APPENDICES

Non-GAAP Definitions
Expedia, Inc. (excluding eLong). Expedia sold its ownership interest in eLong, Inc. on May 22, 2015. In order to allow comparison with prior periods for the ongoing Expedia businesses, Expedia, Inc. (excluding eLong) gross bookings, revenue, adjusted EBITDA, operating income (loss), adjusted net income (loss), adjusted EPS, Net income (loss) attributable to the Company, Diluted EPS and free cash flow each exclude the impact of eLong.
Adjusted EBITDA is defined as operating income plus: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment,
(ii)
gains
(losses)
recognized
on
changes
in
the
value
of
contingent
consideration
arrangements;
and
(iii)
upfront
consideration
paid
to
settle
employee compensation plans of the acquiree; (3) certain infrequently occurring items, including restructuring; (4) items included in Legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes),
related
to
court
decisions
and
final
settlements,
and
charges
incurred,
if
any,
for
monies
that
may
be
required
to
be
paid
in
advance
of
litigation
in
certain
transactional
tax
proceedings;
(5)
gains
(losses)
realized
on
revenue
hedging
activities
that
are
included
in
other,
net;
and
(6)
depreciation.
The above items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount and timing of
these
items
is
unpredictable,
not
driven
by
core
operating
results
and
renders
comparisons
with
prior
periods
and
competitors
less
meaningful.
We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors.
Moreover,
our
management
uses
this
measure
internally
to
evaluate
the
performance
of
our
business
as
a
whole
and
our
individual
business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts,
Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.
Free Cash Flow is defined as net cash flow provided by operating activities less capital expenditures. Management believes Free Cash Flow is useful to investors because it represents the operating cash flow that our operating businesses generate, less capital expenditures but before taking into account other cash movements that are not directly tied to the core operations of our businesses, such as financing activities, foreign exchange or certain investing activities. Free Cash Flow has certain limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent the residual cash flow for discretionary expenditures. Therefore, it is important to evaluate Free
Cash Flow along with the consolidated statements of cash flows.

Non-GAAP / GAAP Reconciliation:
Revenue
Note: Numbers may not sum due to rounding and include eLong
$ Millions
2012
2013
2014
2015
Revenue excluding eLong
$3,912
$4,607
$5,585
$6,631
eLong Revenue
118
164
178
42
Revenue Attributable to Expedia, Inc.
$4,030
$4,771
$5,763
$6,672

$ Millions
2012
2013
2014
2015
Adjusted EBITDA excluding eLong
$804
$891
$1,051
$1,165
eLong Adjusted EBITDA
(1)
(12)
(27)
(62)
Adjusted EBITDA
$803
$879
$1,025
$1,103
Depreciation
(164)
(212)
(266)
(337)
Amortization of Intangible Assets
(32)
(72)
(80)
(164)
Legal Reserves
, Occupancy Tax  and Other
(117)
(78)
(42)
105
Stock-Based
Compensation
(65)
(130)
(85)
(178)
Acquisition-related
and Other
-
(10)
-
-
Restructuring Charges
-
-
(26)
(72)
Realized Loss (Gain) on Revenue Hedges
6
(11)
(9)
(44)
Operating Income (Loss)
$432
$366
$518
$414
Gain on Sale of Business
-
-
-
509
Total Other Expense, Net
(82)
(65)
(53)
4
Income (Loss)
from Continuing Operations before Income Taxes
350
301
465
926
Provision for Income Taxes
(47)
(84)
(92)
(203)
Income
(Loss) from Continuing Operations
303
216
373
723
Discontinued Operations, Net of Taxes
(23)
-
-
-
Net Income (Loss)
280
216
373
723
Net
(Income)
Loss
Attributable
to
Noncontrolling
Interests
-
16
25
42
Net Income (Loss)
Attributable to Expedia, Inc.
$280
$233
$398
$764
Non-GAAP
/
GAAP
Reconciliation:
Adjusted EBITDA
Note: Numbers may not sum due to rounding

Non-GAAP / GAAP Reconciliation:
Free Cash Flow
Note: Numbers may not sum due to rounding and include eLong
$ Millions
2009
2010
2011
2012
2013
2014
2015
Cash provided by operations
$574
$605
$826
$1,237
$763
$1,367
$1,368
Capital expenditures
(79)
(136)
(208)
(236)
(309)
(328)
(787)
Free cash flow
$495
$469
$618
$1,001
$455
$1,039
$581

$ Millions
4Q15
FY15
Expedia
(excluding
eLong)
Adjusted
EBITDA
excluding
the
Impacts
of
Orbitz
Worldwide
and
HomeAway
$292
$1,204
Total Impact from Orbitz Worldwide
2
(25)
Total Impact from HomeAway
(14)
(14)
Expedia (excluding eLong) Adjusted EBITDA
$280
$1,165
eLong Adjusted EBITDA
-
(62)
Adjusted EBITDA
$280
$1,103
Depreciation
(96)
(337)
Amortization of Intangible Assets
(80)
(164)
Legal Reserves
, Occupancy Tax  and Other
(2)
105
Stock-Based
Compensation
(44)
(178)
Restructuring Charges
(19)
(72)
Realized Loss (Gain) on Revenue Hedges
(9)
(44)
Operating Income (Loss)
$29
$414
Interest Expense, Net
(34)
(110)
Gain on Sale of Business
-
509
Other Expense, Net
(1)
113
Income (Loss)
from Continuing Operations before Income Taxes
(6)
926
Provision for Income Taxes
(7)
(203)
Income
(Loss) from Continuing Operations
(13)
723
Net
(Income)
Loss
Attributable
to
Noncontrolling
Interests
-
42
Net Income (Loss)
Attributable to Expedia, Inc.
($13)
$764
Non-GAAP / GAAP Reconciliation:
Adjusted EBITDA
Note: Numbers may not sum due to rounding